Exhibit 10.7	Closing Statement.

CLOSING STATEMENT

February 6, 2008

The undersigned do hereby:

1.           Acknowledge the acceptance of subscriptions from purchasers representing gross proceeds of $ from the issuance of Notes of HYPERDYNAMICS CORPORATION, a Delaware corporation (the “Company”).

2.           Represent that all conditions precedent to closing of the Company’s offering of the Notes pursuant to the Securities Purchase Agreement  have been satisfied or waived; and

3.           Agree that gross proceeds shall be disbursed via wire transfer in immediately available U.S. funds, payable to the following parties in accordance with the respective wiring instructions attached hereto as Exhibit A:

Gross Proceeds:	From YA Global Investments, L.P.	$910,526

Less:	Montioring Fee deposited in Escrrow Account	$(80,000)

	Structuring Fee to Yorkville Advisors LLC	$(30,000)

	Due Diligence Fee to Yorkville Advisors LLC	$(5,000)

	90 Days of Interest (20%) to Yorkville Advisors LLC	$(45,526)

Sub-Total:		$750,000

Disbursements:

Net Proceeds:	Net Proceeds Payable to the Company	$750,000

[SIGNATURE PAGE IMMEDIATELY TO FOLLOW]

Hyperdynamics Corporation

By: /s/  Kent Watts
Name:   Kent Watts
Title:     President and CEO

YA Global Investments, L.P.

By:        Yorkville Advisors, LLC
Its:         Investment Manager

By:  /s/  Mark Angelo
Name:    Mark Angelo
Its:          Portfolio Manager